Third Point Reinsurance Ltd.

Financial Supplement
March 31, 2017

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) fluctuation in results of operations; (ii) more established competitors; (iii) losses exceeding reserves; (iv) downgrades or withdrawal of ratings by rating agencies; (v) dependence on key executives; (vi) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (vii) dependence on financing available through our investment accounts to secure letters of credit and collateral for reinsurance contracts; (viii) potential inability to pay dividends; (ix) inability to service our indebtedness; (x) limited cash flow and liquidity due to our indebtedness; (xi) unavailability of capital in the future; (xii) fluctuations in market price of our common shares; (xiii) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xiv) suspension or revocation of our reinsurance licenses; (xv) potentially being deemed an investment company under U.S. federal securities law; (xvi) potential characterization of Third Point Reinsurance Ltd. and/or Third Point Re as a passive foreign investment company; (xvii) future strategic transactions such as acquisitions, dispositions, merger or joint ventures; (xviii) dependence on Third Point LLC to implement our investment strategy; (xix) termination by Third Point LLC of our investment management agreements; (xx) risks associated with our investment strategy being greater than those faced by competitors; (xxi) increased regulation or scrutiny of alternative investment advisers affecting our reputation; (xxii) Third Point Reinsurance Ltd. and/or Third Point Re potentially becoming subject to U.S. federal income taxation; (xxiii) potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; (xxiv) changes in Bermuda or other law and regulation that may have an adverse impact on our operations; and (xxv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended March 31, 2017 and 2016	Page 7
Property and Casualty Reinsurance Segment - by Quarter	Page 8
Corporate Function - by Quarter	Page 9
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 10

Investments
Investments Managed by Third Point LLC - by Quarter	Page 11
Investment Return by Investment Strategy - by Quarter	Page 12

Other
General and Administrative Expenses - by Quarter	Page 13
Book Value per Share and Diluted Book Value per Share - by Quarter	Page 14
Earnings (Loss) per Share - by Quarter	Page 15
Return on Beginning Shareholders’ Equity - by Quarter	Page 16

Third Point Reinsurance Ltd.
Key Performance Indicators
March 31, 2017 and 2016
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended
	March 31, 2017	March 31, 2016

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss(1)	$(8,650)	$(6,623)
Combined ratio(1)	106.3%	104.9%

Key investment return metrics:
Net investment income (loss)	$128,510	$(40,110)
Net investment return on investments managed by Third Point LLC	5.8%	(2.0)%

Key shareholders’ value creation metrics:
Book value per share(2) (3)	$14.57	$13.57
Diluted book value per share(2) (3)	$14.04	$13.16
Increase (decrease) in diluted book value per share(2)	6.7%	(3.7)%
Return on beginning shareholders’ equity(2)	7.4%	(3.7)%

(1)	Refer to accompanying “Segment Reporting - Three months ended March 31, 2017 and 2016” for a calculation of net underwriting loss and combined ratio.

(2)
Book value per share, diluted book value per share and return on beginning shareholders’ equity are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity.

(3)	Prior year comparatives represent amounts as of December 31, 2016.

Third Point Reinsurance Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Assets
Equity securities, trading, at fair value	$1,484,378	$1,506,854	$1,622,938	$1,458,015	$1,483,076
Debt securities, trading, at fair value	921,221	1,057,957	1,079,132	1,250,883	1,185,102
Other investments, at fair value	72,020	82,701	49,664	64,320	49,965
Total investments in securities	2,477,619	2,647,512	2,751,734	2,773,218	2,718,143
Cash and cash equivalents	11,829	9,951	20,982	7,038	7,658
Restricted cash and cash equivalents	334,813	298,940	365,451	280,069	316,923
Due from brokers	387,102	284,591	284,170	337,264	424,205
Derivative assets, at fair value	34,122	27,432	22,565	26,122	26,877
Interest and dividends receivable	8,003	6,505	11,756	7,492	14,092
Reinsurance balances receivable	421,034	381,951	448,450	429,358	326,066
Deferred acquisition costs, net	220,754	221,618	255,379	221,651	216,689
Other assets	14,079	17,144	17,101	14,159	16,594
Total assets	$3,909,355	$3,895,644	$4,177,588	$4,096,371	$4,067,247
Liabilities and shareholders’ equity
Liabilities
Accounts payable and accrued expenses	$11,509	$10,321	$13,508	$9,878	$9,639
Reinsurance balances payable	51,173	43,171	47,713	45,747	30,733
Deposit liabilities	105,778	104,905	105,207	88,817	86,594
Unearned premium reserves	565,243	557,076	668,980	655,397	591,970
Loss and loss adjustment expense reserves	625,786	605,129	565,682	536,955	489,907
Securities sold, not yet purchased, at fair value	217,836	92,668	198,393	262,748	235,919
Securities sold under an agreement to repurchase	16,524	—	55,880	168,356	170,305
Due to brokers	639,320	899,601	894,856	794,141	960,703
Derivative liabilities, at fair value	10,839	16,050	11,472	16,401	28,524
Performance fee payable to related party	30,857	—	24,846	2,954	—
Interest and dividends payable	2,361	3,443	1,772	4,517	2,397
Senior notes payable, net of deferred costs	113,599	113,555	113,510	113,465	113,421
Total liabilities	2,390,825	2,445,919	2,701,819	2,699,376	2,720,112
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,718	10,650	10,638	10,629	10,621
Treasury shares	(26,273)	(7,389)	(7,389)	(7,389)	—
Additional paid-in capital	1,096,828	1,094,568	1,090,975	1,086,258	1,083,168
Retained earnings	420,408	316,222	362,915	290,834	237,458
Shareholders’ equity attributable to shareholders	1,501,681	1,414,051	1,457,139	1,380,332	1,331,247
Non-controlling interests	16,849	35,674	18,630	16,663	15,888
Total shareholders’ equity	1,518,530	1,449,725	1,475,769	1,396,995	1,347,135
Total liabilities and shareholders’ equity	$3,909,355	$3,895,644	$4,177,588	$4,096,371	$4,067,247

Third Point Reinsurance Ltd.
Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended
	March 31, 2017	March 31, 2016
Revenues
Gross premiums written	$146,354	$197,156
Gross premiums ceded	(1,125)	—
Net premiums written	145,229	197,156
Change in net unearned premium reserves	(7,220)	(60,354)
Net premiums earned	138,009	136,802
Net investment income (loss)	128,510	(40,110)
Total revenues	266,519	96,692
Expenses
Loss and loss adjustment expenses incurred, net	85,895	84,676
Acquisition costs, net	54,452	51,687
General and administrative expenses	10,572	11,288
Other expenses	2,901	2,706
Interest expense	2,026	2,048
Foreign exchange (gains) losses	15	(2,386)
Total expenses	155,861	150,019
Income (loss) before income tax (expense) benefit	110,658	(53,327)
Income tax (expense) benefit	(5,298)	1,929
Income (loss) including non-controlling interests	105,360	(51,398)
(Income) loss attributable to non-controlling interests	(1,174)	269
Net income (loss)	$104,186	$(51,129)
Earnings (loss) per share
Basic	$1.00	$(0.49)
Diluted	$0.98	$(0.49)
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	104,013,871	104,257,874
Diluted	105,701,599	104,257,874

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenues
Gross premiums written	$146,354	$80,779	$142,573	$196,866	$197,156
Gross premiums ceded	(1,125)	27	(927)	(1,425)	—
Net premiums written	145,229	80,806	141,646	195,441	197,156
Change in net unearned premium reserves	(7,220)	111,277	(13,463)	(62,319)	(60,354)
Net premiums earned	138,009	192,083	128,183	133,122	136,802
Net investment income (loss)	128,510	(35,767)	88,356	86,346	(40,110)
Total revenues	266,519	156,316	216,539	219,468	96,692
Expenses
Loss and loss adjustment expenses incurred, net	85,895	122,110	85,015	104,131	84,676
Acquisition costs, net	54,452	76,854	45,127	48,482	51,687
General and administrative expenses	10,572	5,482	12,354	10,243	11,288
Other expenses	2,901	2,161	347	3,173	2,706
Interest expense	2,026	2,068	2,069	2,046	2,048
Foreign exchange gains	15	(5,162)	(3,905)	(8,068)	(2,386)
Total expenses	155,861	203,513	141,007	160,007	150,019
Income (loss) before income tax (expense) benefit	110,658	(47,197)	75,532	59,461	(53,327)
Income tax (expense) benefit	(5,298)	272	(2,484)	(5,310)	1,929
Income (loss) including non-controlling interests	105,360	(46,925)	73,048	54,151	(51,398)
(Income) loss attributable to non-controlling interests	(1,174)	232	(967)	(775)	269
Net income (loss)	$104,186	$(46,693)	$72,081	$53,376	$(51,129)
Earnings (loss) per share
Basic	$1.00	$(0.45)	$0.69	$0.51	$(0.49)
Diluted	$0.98	$(0.45)	$0.68	$0.51	$(0.49)
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	104,013,871	104,072,283	103,780,196	104,132,797	104,257,874
Diluted	105,701,599	104,072,283	105,795,313	105,233,921	104,257,874

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended March 31, 2017 and 2016
(expressed in thousands of U.S. dollars)

	Three months ended March 31, 2017			Three months ended March 31, 2016
	Property and Casualty Reinsurance	Corporate	Total	Property and Casualty Reinsurance	Corporate	Total
Revenues
Gross premiums written	$146,354	$—	$146,354	$197,156	$—	$197,156
Gross premiums ceded	(1,125)	—	(1,125)	—	—	—
Net premiums written	145,229	—	145,229	197,156	—	197,156
Change in net unearned premium reserves	(7,220)	—	(7,220)	(60,354)	—	(60,354)
Net premiums earned	138,009	—	138,009	136,802	—	136,802
Expenses
Loss and loss adjustment expenses incurred, net	85,895	—	85,895	84,676	—	84,676
Acquisition costs, net	54,452	—	54,452	51,687	—	51,687
General and administrative expenses	6,312	4,260	10,572	7,062	4,226	11,288
Total expenses	146,659	4,260	150,919	143,425	4,226	147,651
Net underwriting loss	(8,650)	n/a	n/a	(6,623)	n/a	n/a
Net investment income (loss)	36,120	92,390	128,510	(8,261)	(31,849)	(40,110)
Other expenses	(2,901)	—	(2,901)	(2,706)	—	(2,706)
Interest expense	—	(2,026)	(2,026)	—	(2,048)	(2,048)
Foreign exchange gains (losses)	—	(15)	(15)	—	2,386	2,386
Income tax benefit (expense)	—	(5,298)	(5,298)	—	1,929	1,929
Segment income (loss) including non-controlling interests	24,569	80,791	105,360	(17,590)	(33,808)	(51,398)
Segment income attributable to non-controlling interests	—	(1,174)	(1,174)	—	269	269
Segment income (loss)	$24,569	$79,617	$104,186	$(17,590)	$(33,539)	$(51,129)

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	62.2%			61.9%
Acquisition cost ratio	39.5%			37.8%
Composite ratio	101.7%			99.7%
General and administrative expense ratio	4.6%			5.2%
Combined ratio	106.3%			104.9%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenues
Gross premiums written	$146,354	$80,779	$142,573	$196,866	$197,156
Gross premiums ceded	(1,125)	27	(927)	(1,425)	—
Net premiums written	145,229	80,806	141,646	195,441	197,156
Change in net unearned premium reserves	(7,220)	111,277	(13,463)	(62,319)	(60,354)
Net premiums earned	138,009	192,083	128,183	133,122	136,802
Expenses
Loss and loss adjustment expenses incurred, net	85,895	122,110	85,015	104,131	84,676
Acquisition costs, net	54,452	76,854	45,127	48,482	51,687
General and administrative expenses	6,312	2,633	6,380	6,085	7,062
Total expenses	146,659	201,597	136,522	158,698	143,425
Net underwriting loss	(8,650)	(9,514)	(8,339)	(25,576)	(6,623)
Net investment income (loss)	36,120	(15,937)	22,031	19,098	(8,261)
Other expenses	(2,901)	(2,161)	(347)	(3,173)	(2,706)
Segment income (loss)	$24,569	$(27,612)	$13,345	$(9,651)	$(17,590)

Underwriting ratios (1):
Loss ratio	62.2%	63.6%	66.3%	78.2%	61.9%
Acquisition cost ratio	39.5%	40.0%	35.2%	36.4%	37.8%
Composite ratio	101.7%	103.6%	101.5%	114.6%	99.7%
General and administrative expense ratio	4.6%	1.4%	5.0%	4.6%	5.2%
Combined ratio	106.3%	105.0%	106.5%	119.2%	104.9%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	4,260	2,849	5,974	4,158	4,226
Total expenses	4,260	2,849	5,974	4,158	4,226
Net investment income (loss)	92,390	(19,830)	66,325	67,248	(31,849)
Interest expense	(2,026)	(2,068)	(2,069)	(2,046)	(2,048)
Foreign exchange gains	(15)	5,162	3,905	8,068	2,386
Income tax (expense) benefit	(5,298)	272	(2,484)	(5,310)	1,929
Segment income (loss) including non-controlling interests	80,791	(19,313)	59,703	63,802	(33,808)
Segment (income) loss attributable to non-controlling interests	(1,174)	232	(967)	(775)	269
Segment income (loss)	$79,617	$(19,081)	$58,736	$63,027	$(33,539)

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Line and Type of Business
Property	$12	$34,620	$56,632	$7,257	$(175)

Workers Compensation	5,991	(1,690)	6,153	50,366	1,240
Auto	20,239	6,065	7,350	68,074	10,137
General Liability	60,426	18,672	—	29,239	—
Professional Liability	549	2,857	13,137	1,450	—
Casualty	87,205	25,904	26,640	149,129	11,377

Credit & Financial Lines	19,711	13,177	58,896	14,543	32,091
Multi-line	39,426	7,078	405	25,937	153,863
Specialty	59,137	20,255	59,301	40,480	185,954

Total property and casualty reinsurance segment	$146,354	$80,779	$142,573	$196,866	$197,156

Third Point Reinsurance Ltd.
Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Assets
Total investments in securities	$2,451,029	$2,619,839	$2,724,518	$2,746,271	$2,691,431
Cash and cash equivalents	6	5	11	11	11
Restricted cash and cash equivalents	334,813	298,940	365,451	280,069	316,923
Due from brokers	387,102	284,591	284,170	337,264	424,205
Derivative assets	34,122	27,432	22,565	26,122	26,877
Interest and dividends receivable	8,003	6,505	11,756	7,492	14,092
Total assets	$3,215,075	$3,237,312	$3,408,471	$3,397,229	$3,473,539
Liabilities and non-controlling interest
Accounts payable and accrued expenses	$1,889	$1,374	$783	$902	$1,102
Securities sold, not yet purchased	217,836	92,668	198,393	262,748	235,919
Securities sold under an agreement to repurchase	16,524	—	55,880	168,356	170,305
Due to brokers	639,320	899,601	894,856	794,141	960,703
Derivative liabilities	10,839	16,050	11,472	16,401	28,524
Performance fee payable to related party	30,857	—	24,846	2,954	—
Interest and dividends payable	1,347	386	737	1,482	1,363
Non-controlling interest	16,849	35,674	18,630	16,663	15,888
Total liabilities and non-controlling interest	935,461	1,045,753	1,205,597	1,263,647	1,413,804
Total net investments managed by Third Point LLC	$2,279,614	$2,191,559	$2,202,874	$2,133,582	$2,059,735

Net investments - Capital	$1,666,924	$1,595,874	$1,620,441	$1,560,681	$1,504,321
Net investments - Float	612,690	595,685	582,433	572,901	555,414
Total net investments managed by Third Point LLC	$2,279,614	$2,191,559	$2,202,874	$2,133,582	$2,059,735

Third Point Reinsurance Ltd.
Investment Return by Investment Strategy - by Quarter

Summary of investment return on investments managed by Third Point LLC	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016

Long/short equities	5.2%	(2.6)%	1.9%	0.3%	(1.1)%
Credit	0.2%	0.2%	2.0%	3.8%	—%
Other	0.4%	0.7%	0.1%	(0.1)%	(0.9)%
	5.8%	(1.7)%	4.0%	4.0%	(2.0)%

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Payroll and related	$5,283	$(182)	$7,259	$4,510	$5,001
Share compensation expenses	1,830	2,342	1,894	2,051	2,651
Legal and accounting	1,038	1,421	1,069	1,194	928
Travel and entertainment	737	768	417	640	676
IT related	585	66	472	381	457
Occupancy	256	251	267	281	262
Corporate insurance	226	211	220	232	247
Board of director and related	177	146	166	191	163
Credit facility fees	24	103	266	385	553
Other general and administrative expenses	416	356	324	378	350
	$10,572	$5,482	$12,354	$10,243	$11,288

Third Point Reinsurance Ltd.
Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Basic and diluted book value per share numerator:
Total shareholders’ equity	$1,518,530	$1,449,725	$1,475,769	$1,396,995	$1,347,135
Less: non-controlling interests	(16,849)	(35,674)	(18,630)	(16,663)	(15,888)
Shareholders’ equity attributable to shareholders	1,501,681	1,414,051	1,457,139	1,380,332	1,331,247
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	52,430	52,930	54,189	57,024	57,272
Fully diluted book value per share numerator:	$1,600,623	$1,513,493	$1,557,840	$1,483,868	$1,435,031
Basic and diluted book value per share denominator:
Issued and outstanding shares, net of treasury shares	103,050,620	104,173,748	104,000,129	103,716,629	104,336,577
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,224,333	5,274,333	5,400,240	5,683,740	5,708,559
Effect of dilutive restricted shares issued to employees	1,103,140	878,529	937,377	1,157,384	1,273,248
Diluted book value per share denominator:	114,029,256	114,977,773	114,988,909	115,208,916	115,969,547

Basic book value per share(1)	$14.57	$13.57	$14.01	$13.31	$12.76
Diluted book value per share(1)	$14.04	$13.16	$13.55	$12.88	$12.37

Increase (decrease) in diluted book value per share	6.7%	(2.9)%	5.2%	4.1%	(3.7)%

(1)
Book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders by the number of issued and outstanding shares at period end, net of treasury shares. Diluted book value per share represents book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in book value per share is calculated by taking the change in book value per share divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the change in diluted book value per share divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016(1)
Weighted-average number of common shares outstanding
Basic number of common shares outstanding, net of treasury shares	104,013,871	104,072,283	103,780,196	104,132,797	104,257,874
Dilutive effect of options	781,568	—	940,627	403,547	—
Dilutive effect of warrants	722,816	—	912,286	556,829	—
Dilutive effect of restricted shares with service and performance condition	183,344	—	162,204	140,748	—
Diluted number of common shares outstanding	105,701,599	104,072,283	105,795,313	105,233,921	104,257,874

Basic earnings (loss) per common share:
Net income (loss)	$104,186	$(46,693)	$72,081	$53,376	$(51,129)
Income allocated to participating shares	(139)	—	(241)	(169)	—
Net income (loss) available to common shareholders	$104,047	$(46,693)	$71,840	$53,207	$(51,129)

Basic earnings (loss) per common share	$1.00	$(0.45)	$0.69	$0.51	$(0.49)

Diluted earnings (loss) per common share
Net income (loss)	$104,186	$(46,693)	$72,081	$53,376	$(51,129)
Income allocated to participating shares	(136)	—	(237)	(167)	—
Net income (loss) available to common shareholders	$104,050	$(46,693)	$71,844	$53,209	$(51,129)

Diluted earnings (loss) per common share	$0.98	$(0.45)	$0.68	$0.51	$(0.49)

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income (loss)	$104,186	$(46,693)	$72,081	$53,376	$(51,129)
Shareholders’ equity attributable to shareholders - beginning of period	1,414,051	1,457,139	1,380,332	1,331,247	1,379,726
Impact of weighting related to shareholders’ equity from shares repurchased	(5,038)	—	—	(2,609)	—
Adjusted shareholders’ equity attributable to shareholders - beginning of period	$1,409,013	$1,457,139	$1,380,332	$1,328,638	$1,379,726
Return on beginning shareholders’ equity	7.4%	(3.2)%	5.2%	4.0%	(3.7)%

(1)
Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning shareholders’ equity attributable to shareholders. We believe this metric is used by investors to supplement measures of our profitability. We have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. This adjustment increased the stated returns on beginning shareholders’ equity.